SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            PILGRIM PRIME RATE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                            PILGRIM PRIME RATE TRUST
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                                  July 14, 2000

Dear Shareholder:

     ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., the investment adviser to the Trust, is being acquired by the financial services firm ING Groep N.V. Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management.

     At the shareholder meeting on August 25, 2000, you will be asked to approve a new advisory contract to take effect after the acquisition. If approved, Pilgrim Investments will continue to manage the Trust following the transaction. Except for the date, this new contract is the same as the one currently in effect. Approval of the new advisory contract is sought so that management of the Trust can continue uninterrupted after the transaction, because the current agreement may terminate automatically as a result of the transaction.

     At the shareholder meeting, you also will be asked to approve amendments that would authorize the Trust to issue a preferred class of shares. As a result of borrowing over the past four years, the Trust has been able to enhance the income paid to shareholders, and the Trust believes that the issuance of preferred shares presents a more efficient and potentially lower cost means of leveraging that could further enhance the income paid to shareholders. Your approval is sought on proposed amendments to the Trust's Declaration of Trust, fundamental investment policies and advisory contract so that the Trust can issue preferred shares when it is advantageous to do so.

     At the shareholder meeting, you also will be asked to elect new Trustees and ratify the independent auditors.

     After careful consideration, the Board of Trustees unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 24, 2000.

     The Trust is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Robert W. Stallings

                                        ROBERT W. STALLINGS
                                        Chief Executive Officer and President

                            PILGRIM PRIME RATE TRUST
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2000

To the Shareholders:

     An Annual Meeting of Shareholders of Pilgrim Prime Rate Trust (the "Trust") will be held on August 25, 2000 at 8:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect eleven trustees ("Trustees") to serve until their successors are elected and qualified;

     2. To approve the following amendments in connection with the Trust's ability to issue a preferred class of shares:

          a. To approve amendments to the Trust's Agreement and Declaration of Trust;

          b. To approve amendments to the Trust's fundamental investment policies;

          c.   To approve  amendments  to the  Investment  Management  Agreement
               between  the  Trust  and  Pilgrim  Investments,   Inc.  ("Pilgrim
               Investments");

     3. To approve a new Investment Management Agreement between the Trust and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments:

          a. An Investment Management Agreement, assuming Proposal 2c is approved by shareholders;

          b. An Investment Management Agreement, assuming Proposal 2c is not approved by shareholders;

     4. To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 28, 2001; and

     5. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on June 19, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees,


                                        /s/ James M. Hennessy

                                        JAMES M. HENNESSY, Secretary

July 14, 2000

                            PILGRIM PRIME RATE TRUST

                                 PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2000

     This Proxy Statement is being furnished by the Board of Trustees of Pilgrim Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of votes regarding matters to be addressed at the Annual Meeting of Shareholders of the Trust to be held on August 25, 2000 at 8:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Trust will be asked:

     1. To elect eleven trustees ("Trustees") to serve until their successors are elected and qualified (Proposal 1);

     2. To approve the following amendments in connection with the Trust's ability to issue a preferred class of shares:

          a. To approve amendments to the Trust's Agreement and Declaration of Trust (Proposal 2a);

          b. To approve amendments to the Trust's fundamental investment policies (Proposal 2b);

          c.   To approve  amendments  to the  Investment  Management  Agreement
               between  the  Trust  and  Pilgrim  Investments,   Inc.  ("Pilgrim
               Investments") (Proposal 2c);

     3. To approve a new Investment Management Agreement between the Trust and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments:

          a. An Investment Management Agreement, assuming Proposal 2c is approved by shareholders (Proposal 3a);

          b. An Investment Management Agreement, assuming Proposal 2c is not approved by shareholders (Proposal 3b);

     4. To ratify the appointment of KPMG LLP as independent auditors for the Trust for the fiscal year ending February 28, 2001 (Proposal 4); and

     5. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     The date of the first mailing of this Proxy Statement is expected to be on or about July 14, 2000.

REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

     The Board of Trustees has nominated eleven individuals (the "Nominees") for election to the Board. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees currently are Trustees of the Trust. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Trust and its types of investments as well as their careers in business, finance, marketing and other areas.

     Mark L. Lipson, a Trustee of the Trust, is not standing for election as a Trustee of the Trust.

INFORMATION REGARDING NOMINEES

     Below are the names, ages, business experience during the past five years and other directorships of the Nominees. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                                                                                                   YEAR FIRST BECAME
NAME AND AGE                             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS                A BOARD MEMBER
------------                             --------------------------------------------                --------------
Al Burton (72)                President  of Al  Burton  Productions  for more  than the last five         1994
                              years.  Mr.  Burton is also a Director,  Trustee or a member of the
                              Advisory Board of each of the funds managed by Pilgrim Investments.

Paul S. Doherty (66)          President  of  Doherty,   Wallace,   Pillsbury  and  Murphy,  P.C.,         1999
                              Attorneys.  Mr. Doherty was formerly a Director of Tambrands,  Inc.
                              (1993 - 1998).  Mr.  Doherty is also a Director  or Trustee of each of the funds managed by Pilgrim Investments.

Robert B. Goode (69)          Retired.  Mr.  Goode  was  formerly  Chairman  of  American  Direct         1999
                              Business  Insurance  Agency,  Inc. (1996 - 2000). Mr. Goode is also a  Director  or  Trustee  of each of the funds  managed  by Pilgrim
                              Investments.

Alan L. Gosule* (59)          Partner and Chairman of the Tax  Department  of  Clifford,  Chance,         1999
                              Rogers & Wells LLP (since  1991).  Mr. Gosule is a Director of F.L.
                              Putnam  Investment  Management  Co., Inc,  Simpson  Housing Limited
                              Partnership,  Home Properties of New York, Inc., CORE Cap, Inc. and
                              Colonnade  Partners.  Mr.  Gosule is also a Director  or Trustee of each of the funds managed by Pilgrim Investments.

Walter H. May (63)            Retired.  Mr. May was  formerly  Managing  Director and Director of         1999
                              Marketing for Piper  Jaffray,  Inc..  Mr. May is also a Director or
                              Trustee of each of the funds managed by Pilgrim Investments.

                                                                                                   YEAR FIRST BECAME
NAME AND AGE                             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS                A BOARD MEMBER
------------                             --------------------------------------------                --------------
Jock Patton (54)              Private Investor.  Director of Hypercom  Corporation (since January         1995
                              1999),  and JDA Software  Group,  Inc.  (since January  1999).  Mr.
                              Patton is also a Director of Buick of  Scottsdale,  Inc.,  National
                              Airlines,  Inc.,  BG  Associates,  Inc.,  BK  Entertainment,  Inc.,
                              Arizona  Rotorcraft,  Inc. and Director and Chief Executive Officer
                              of  Rainbow   Multimedia   Group,  Inc.  Mr.  Patton  was  formerly
                              Director of Stuart Entertainment,  Inc., Director of Artisoft, Inc.
                              (August  1994  -  July  1998)  and  a  President  and  Co-owner  of
                              StockVal,  Inc.  (April  1993 - June  1997).  Mr.  Patton is also a
                              Director,  Trustee,  or a member of the  Advisory  Board of each of the funds managed by Pilgrim Investments.

David W.C. Putnam (60)        President and Director of F.L. Putnam Securities Company,  Inc. and         1999
                              its  affiliates  (since  1978).  Mr.  Putnam is  Director of Anchor
                              Investment    Management     Corporation    and    President    and
                              Director/Trustee  of  Anchor  Capital  Accumulation  Trust,  Anchor
                              International  Bond Trust,  Anchor Gold and Currency Trust,  Anchor
                              Resources  and  Commodities   Trust  and  Anchor  Strategic  Assets
                              Trust.  Mr. Putnam was formerly  Director of Trust Realty Corp. and
                              Bow Ridge  Mining Co. Mr.  Putnam is also a Director  or Trustee of each of the funds managed by Pilgrim Investments.

John R. Smith (76)            President  of New  England  Fiduciary  Company  (since  1991).  Mr.         1999
                              Smith is Chairman of Massachusetts  Educational Financing Authority
                              (since 1987);  Vice Chairman of Massachusetts  Health and Education
                              Authority   (since   1979)   and   Vice-Chairman   of   MHI,   Inc.
                              (Massachusetts  Non-Profit  Energy  Purchasers  Consortium)  (since
                              1996).  Mr.  Smith is also a  Director  or  Trustee  of each of the funds managed by Pilgrim Investments.

Robert W. Stallings** (51)    Chairman,  Chief Executive  Officer and President of Pilgrim Group,         1995
                              Inc. (since December 1994);  Chairman,  Pilgrim  Investments,  Inc.
                              and Pilgrim Securities,  Inc. (since December 1994);  President and
                              Chief Executive  Officer of Pilgrim  Funding,  Inc. (since November
                              1999);  and  President  and  Chief  Executive  Officer  of  Pilgrim
                              Capital  Corporation  (since  October  1999)  and its  predecessors
                              (since August  1991).  Mr.  Stallings is also a Director,  Trustee, or a member of the Advisory  Board of each of the funds  managed by
                              Pilgrim Investments.

John G. Turner** (60)         Chairman and Chief Executive  Officer of ReliaStar  Financial Corp.         1999
                              and  ReliaStar  Life  Insurance  Co.  (since  1993);   Chairman  of
                              ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance  Company  (since  1992).  Mr. Turner was formerly Director of Northstar  Investment  Management  Corporation
                              and  affiliates (1993 - 1999) and President of ReliaStar  Financial
                              Corp. and ReliaStar  Life  Insurance Co. (1989 - 1991).  Mr. Turner
                              is  also  Chairman  of  each  of  the  funds   managed  by  Pilgrim
                              Investments.

                                                                                                   YEAR FIRST BECAME
NAME AND AGE                             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS                A BOARD MEMBER
------------                             --------------------------------------------                --------------
David W. Wallace (76)         Chairman  of  FECO   Engineered   Systems,   Inc.  Mr.  Wallace  is         1999
                              President and Trustee of the Robert R. Young  Foundation,  Governor
                              of the  New  York  Hospital,  Trustee  of  Greenwich  Hospital  and
                              Director of UMC Electronics and Zurn  Industries,  Inc. Mr. Wallace
                              was  formerly  Chairman of Lone Star  Industries  and Putnam  Trust
                              Company,  Chairman and Chief  Executive  Officer of Todd Shipyards,
                              Bangor  Punta  Corporation,  and  National  Securities  &  Research
                              Corporation.  Mr.  Wallace is also a Director or Trustee of each of the funds managed by Pilgrim Investments.

----------
* An "interested person," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust. Mr. Gosule is a partner at Clifford Chance, Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.
** An "interested person," as defined in the 1940 Act, by virtue of his affiliation with the Trust or Pilgrim Investments or any of its affiliates.

     During the Trust's fiscal year ended February 29, 2000, the Board held seven meetings. Each Trustee attended at least 75% of such meetings during the period in which such Trustee served as a Trustee. Paul S. Doherty, Robert B. Goode, Alan L. Gosule, Mark L. Lipson, Walter H. May, David W.C. Putnam, John R. Smith, John G. Turner and David W. Wallace commenced service as Trustees on October 29, 1999.

COMMITTEES

     The Board of Trustees has an Audit Committee whose function is to meet with the independent auditors of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and to meet with Trust management concerning these matters, among other things. This Committee currently consists of four independent Trustees: Paul S. Doherty, Robert B. Goode, John R. Smith and David W. Wallace. Prior to November 1, 1999, the Committee consisted of five independent Trustees: Walter E. Auch, Mary A. Baldwin, John P. Burke, Al Burton and Jock Patton. During the fiscal year ended February 29, 2000, the Audit Committee met four times. Each member of the Audit Committee attended at least 75% of such meetings during the period in which such Trustee was a member of the Committee. Appendices A and B are the Audit Committee Charter and the Addendum to the Audit Committee Charter, respectively, adopted by the Trustees.

     The Board of Trustees has a Valuation Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not available. The Committee currently consists of four independent Trustees (Al Burton, Walter H. May, Jock Patton and David W.C. Putnam) and one Trustee (Alan L. Gosule) who is an "interested person," as defined in the 1940 Act, of the Trust. Since its commencement on November 16, 1999, the Valuation Committee has met twice. Each member of the Valuation Committee attended 100% of such meetings during the period in which such Trustee was a member of the Committee. Prior to November 16, 1999, the current responsibilities of the Valuation Committee were handled by the Audit Committee.

     The Board of Trustees has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of four Trustees:
Walter H. May, Jock Patton, Robert W. Stallings and John G. Turner. Since its commencement on January 27, 2000, the Executive Committee has not met.

     The Board of Trustees has a Nominating Committee for the purpose of considering candidates to fill independent Trustee vacancies on the Board. The Nominating Committee currently consists of four independent Trustees: Al Burton, Paul S. Doherty, Robert B. Goode and Walter H. May. Prior to November 1, 1999, the Committee consisted of Mary A. Baldwin, John P. Burke and Al Burton. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust.

During the fiscal year ended February 29, 2000, the Nominating Committee met one time. Each member of the Nominating Committee attended the meeting during the period in which such Trustee was a member of the Committee.

     The Board of Trustees does not have a Compensation Committee.

REMUNERATION OF BOARD MEMBERS AND OFFICERS

     The Trust currently pays each Trustee who is not an "interested person" of Pilgrim Investments a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors/Trustees or as Advisory Board Members, if applicable. Certain of the Pilgrim Funds had different compensation schedules in place for the Trustees during portions of 1999.

     The following table sets forth the compensation paid to each of the Trustees for the fiscal year ended February 29, 2000. Trustees who are "interested persons" of Pilgrim Investments do not receive any compensation from the Trust. In the column headed "Total Compensation from Fund Complex Paid to Trustees," the number in parentheses indicates the total number of Boards in the Pilgrim Fund complex on which the Trustee served during that year.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 29, 2000

                                      AGGREGATE
                                     COMPENSATION   TOTAL COMPENSATION FROM FUND
   NAME OF PERSON, POSITION           FROM TRUST      COMPLEX PAID TO TRUSTEES
   ------------------------           ----------      ------------------------
Walter E. Auch, Trustee (1)             $5,327           $34,500  (6 boards)
Mary A. Baldwin, Trustee (2)            $6,823           $44,188  (8 boards)
John P. Burke, Trustee (1)              $6,369           $41,250  (6 boards)
Al Burton, Trustee                      $7,595           $49,188 (13 boards)
Paul S. Doherty, Trustee                $3,542           $33,938 (15 boards)
Robert B. Goode, Trustee                $3,542           $33,438 (15 boards)
Alan L. Gosule, Trustee (3)             $3,542           $32,188 (15 boards)
Mark L. Lipson, Trustee (4)             $    0           $     0 (15 boards)
Walter H. May, Trustee                  $3,542           $34,188 (15 boards)
Jock Patton, Trustee                    $7,595           $49,188 (13 boards)
David W.C. Putnam, Trustee              $3,426           $32,688 (15 boards)
John R. Smith, Trustee                  $3,542           $33,938 (15 boards)
Robert W. Stallings, Trustee (4)        $    0           $     0 (13 boards)
John G. Turner, Trustee (4)             $    0           $     0 (15 boards)
David W. Wallace, Trustee               $3,542           $33,938 (15 boards)

----------
(1)  Resigned as a Trustee effective October 29, 1999.
(2)  Resigned as a Trustee effective June 15, 2000.
(3) An "interested person," as defined in the 1940 Act, of the Trust. Mr. Gosule is a partner at Clifford Chance, Rogers & Wells LLP, which provided certain legal services for the Trust through 1999.
(4) An "interested person," as defined in the 1940 Act, because of his affiliation with Pilgrim Investments.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares of the Trust voting at the Meeting is required to approve the election of each Nominee.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                                 PROPOSAL NO. 2
          APPROVAL OF AMENDMENTS IN CONNECTION WITH THE TRUST'S ABILITY
                     TO ISSUE PREFERRED SHARES OF THE TRUST

PROPOSAL 2a: APPROVAL OF AMENDMENTS TO THE TRUST'S AGREEMENT AND DECLARATION OF
             TRUST TO PERMIT THE ISSUANCE OF PREFERRED SHARES OF THE TRUST

     The Board of Trustees has approved, subject to shareholder approval, amendments to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") that, along with the proposed amendments to the Trust's fundamental investment policies discussed below, would authorize the issuance by the Trust of multiple series of preferred shares (any such additional series of preferred shares are referred to herein as the "preferred shares"), with rights as determined by the Board of Trustees, by action of the Board of Trustees without further shareholder approval. This would permit the Trust to issue preferred securities, such as variable rate preferred securities. The text of the proposed amendments to the Declaration of Trust is included as Appendix C to this Proxy Statement. Holders of existing shares of beneficial interest of the Trust (common shares) have no preemptive right to purchase or otherwise acquire any preferred shares that might be issued.

REASONS FOR AUTHORIZATION

     At a meeting held on April 27, 2000, the Board of Trustees concluded that the ability to issue a preferred class of shares in one or more series would be in the best interests of the holders of common shares. The Board of Trustees noted that, historically, the Trust has been able to earn higher income for its common shares due to leveraging than it would likely have to pay on preferred shares and that, therefore, the issuance of preferred shares may increase the net investment income available to the holders of the common shares. In May 1996, the Trust's shareholders approved the use of borrowing for investment purposes and, shortly thereafter, the Trust began borrowing through credit facility programs with financial institutions. Because of the historical spread between the Trust's borrowing rates and the yields received on senior loans, borrowing has increased distributions paid to shareholders of the Trust each year since 1996. For the Trust's fiscal year ended February 29, 2000, the Trust's average outstanding loan balance was approximately $524 million. The issuance of preferred shares would potentially lower the cost of leveraging, if the cost of having a preferred class of shares is less than the cost of borrowing through an existing credit facility program, and allow the Trust to increase the amount of leverage used for investment purposes. However, the Board of Trustees does not intend to issue preferred shares unless it believes, at the time of such issuance, that such issuance is likely for the foreseeable future to increase the yield on the Trust's common shares.

     In considering whether to approve or disapprove the proposed amendments to the Declaration of Trust and fundamental investment policies discussed below, shareholders should consider not only the potential advantages of the issuance of preferred shares discussed immediately below, but also the income tax considerations discussed below under "Certain Federal Income Tax Considerations," and the possible effects of leverage and voting rights accorded preferred shareholders discussed below under "Risks of Issuance of Preferred Shares." In addition, shareholders should be aware that the issuance of preferred shares will increase the total assets of the Trust, and therefore will result in a greater amount of assets at work for shareholders. Another effect would be to increase the dollar amount of the investment advisory and service fees payable by the Trust to Pilgrim Investments, since these fees would be calculated as a percentage of the total assets (including borrowings and the proceeds of preferred shares) of the Trust. However, the advisory fees as a percentage of the Trust's total assets would not change as a result of the issuance of preferred shares.

ISSUANCE OF PREFERRED SHARES

     If shareholders approve the proposed amendments to the Declaration of Trust and the proposed amendments to the Trust's fundamental investment policies discussed below, the Board of Trustees of the Trust may approve the issuance of preferred shares in one or more initial series, which may be similar but may potentially differ in a number of respects, including dates of issuance, amounts payable upon redemption or liquidation, certain voting rights, dividend rates, dividend payment dates and dividend periods, which would be determined at the time of issuance of each series. The Board of Trustees believes that issuing one or more series of preferred shares would ordinarily increase the net investment income available for distribution to the holders of the common shares because of the effect of leverage (see "Risks of Issuance of Preferred Shares - Leverage" below), although there can be no assurance that such increase would in fact be achieved.

     The Trust would generally, in most circumstances, have the right to redeem any series of preferred shares on or about any preferred dividend payment date, at a stated redemption price plus an amount equal to accumulated and unpaid dividends.

     The Trust would make the proceeds of the issuance of a series of preferred shares available for investment in accordance with the Trust's investment objectives and policies. Pilgrim Investments reported to the Board of Trustees that it expects that under current investment conditions, the Trust would be able to earn income on the proceeds of the preferred shares that exceeds the dividends that would be payable to the preferred shareholders, thereby providing greater income to the holders of the common shares. Further, Pilgrim Investments reported that because interest payable on the portfolio instruments held by the Trust are reset periodically to reflect changes in prevailing interest rates, it is not expected that changes in the Trust's dividend obligations on the preferred shares would adversely affect in a material respect the dividends earned by the common shareholders. Of course, shareholders would be subject to the usual credit risk that the issuers of the senior loans and other assets held by the Trust may not meet their obligations to pay interest and principal.

     Any incremental investment income available from investing new funds reduced by expenses attributable thereto (net incremental investment income) would be available for distribution to the holders of the common shares and, if the net incremental investment income on the Trust's investments exceeds the dividend rate on the preferred shares, would enhance the income available on the common shares. Because the holders of the preferred shares would be entitled to receive dividends before the holders of the common shares, if the dividend rate on the preferred shares were greater than the net incremental investment income earned by the Trust on its portfolio investments, the amounts available for distribution to the holders of the common shares would be reduced. The Board of Trustees does not intend to approve the issuance of any class of preferred shares unless it believes, at the time of such issuance, that the income available on the Trust's common shares is likely for the foreseeable future to be enhanced by the issuance. In addition, if, after a series of preferred shares were issued, the continuing payment of dividends on such shares had the effect of reducing the income available on the common shares, the Trust expects that it would consider the redemption of preferred shares, to the extent practical and permitted by the terms of such shares.

     The Trust intends to seek a credit rating of any class of preferred shares from one or more national securities rating agencies. There can, however, be no assurance that such credit ratings will be obtained. In addition, obtaining such credit ratings will involve additional costs to the Trust and may require that the Trust agree to various financial and operating restraints as a condition of such credit ratings.

     The proposed amendments to the Declaration of Trust would permit issuance of one or more classes of shares, including preferred shares, without further shareholder approval. Shares of a class may also be divided into one or more series without further shareholder approval. Such broad authorization at this time of classes or series of shares will provide flexibility to take advantage of possible future market opportunities and circumstances. Requiring the shareholders to meet and approve each separate issuance of a class or series would be time-consuming and costly, particularly in those instances where the number of shares to be issued may be small in relation to the total capital of the Trust. Moreover, if shareholder approval of such securities were postponed until a specific need arose, the delay could, in some instances, deprive the Trust of opportunities otherwise available.

DESCRIPTION OF PREFERRED SHARES

     GENERAL. The proposed amendments to the Declaration of Trust would authorize the Board of Trustees to establish at or prior to the time of issuance of a class of preferred shares, or any series thereof, the issue price or prices, voting rights, dividend rate or rates, redemption price, liquidation value, conversion rights and such other terms and conditions of that class or series as the Board of Trustees deems appropriate, without further action on the part of the common shareholders. Under the 1940 Act, the Trust would not be permitted to issue preferred shares unless immediately after such issuance the value of the Trust's assets, less all liabilities and indebtedness not represented by senior securities (including private or temporary borrowings), would be at least 200% of (i) the aggregate amount of all senior securities representing indebtedness, plus (ii) the aggregate involuntary liquidation preference of any shares (such as the preferred shares) having priority as to distribution of assets or payment of dividends over any other shares.

     VOTING RIGHTS. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the Trustees at any time two years' dividends on the preferred shares are unpaid. All other Trustees will be elected by the holders of the common shares and the preferred shares, voting together as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and
(ii) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's sub-classification as a closed-end investment company, changes in the classification of the Trust from a diversified investment company or changes in its fundamental investment policies and restrictions. Holders of preferred shares will have such other voting rights as are required by law or are provided by the Trust's Board of Trustees at the time of issuance of the shares, and holders of a particular series of preferred shares may be entitled to vote as a separate series on certain matters.

     DIVIDEND AND LIQUIDATION PREFERENCE. Holders of preferred shares would be entitled to receive dividends before holders of common shares, and would be entitled to receive the liquidation value (the amount the Trust must pay to preferred shareholders if the Trust is liquidated) of their shares before any distributions are made to holders of common shares should the Trust ever be dissolved. The dividend rights and liquidation value of a class or any particular series of preferred shares would be determined at the time of issuance of shares of the class or series, subject to the requirement of the 1940 Act that the dividends payable on preferred shares be cumulative. The Trust would not be permitted to pay or declare dividends (except a dividend payable in shares of the Trust) or other distributions on the common shares, or the purchase of any common shares by the Trust, unless the asset coverage test described above under "General" would be met, after giving effect to the dividend or distribution.

RISKS OF ISSUANCE OF PREFERRED SHARES

     LEVERAGE. The issuance of preferred shares would create leverage which would affect the amount of income available for distribution on the Trust's common shares and the net asset value of the common shares. It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors including market conditions prevailing at the time. The dividend rate could be reset periodically based on prevailing market prices. As a result, at initial issuance or from time to time thereafter, the dividend rate could exceed both the current yield on the Trust's portfolio investments and the yield received by the Trust on investments made with the proceeds of the issuance of the offering of preferred shares and, therefore, an offering of preferred shares could result in a reduction of net investment income available for distribution on common shares.

     Any change in the net asset value of the common shares would be somewhat greater as a result of the issuance of preferred shares. In addition, the leverage effect created by the issuance of preferred shares could magnify the effect on the holders of common shares of any increase or decrease in the yield on the Trust's portfolio for a given period of time. It is not possible to predict now the effect on the net asset value of the Trust's common shares that might result from the leverage effect of issuance of preferred shares. The Board of Trustees does not intend to issue preferred shares unless it believes, at the time of such issuance, that such issuance is likely for the foreseeable future to increase the yield on the Trust's common shares. Furthermore, since any proposed class or series of preferred shares would, in most cases, be generally redeemable on or about any dividend payment date at the option of the Trust, those preferred shares may be redeemed if, after issuance, redemption were considered advisable by the Board of Trustees and the terms of the preferred shares permitted such redemption.

     VOTING RIGHTS. The voting rights of the outstanding common shares would be affected upon the issuance of any preferred shares, because the holders of any preferred shares would have certain class voting rights as described above under "Description of Preferred Shares - Voting Rights." Voting rights in the Trust are non-cumulative.

     OTHER CONSIDERATIONS. The class voting requirements of the preferred shares and the representation of the preferred shares on the Board of Trustees could make it more difficult for the Trust to engage in certain types of transactions that might be proposed by the Board of Trustees and/or holders of common shares, such as a merger, sale of assets, exchange of securities, liquidation of the Trust or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common shares and there can be no assurance that holders of preferred shares will vote to approve transactions approved by holders of the common shares.

     The flexibility to issue preferred shares as well as common shares could enhance the Board of Trustees' ability to negotiate on behalf of the shareholders in a takeover but might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Trust's securities and the removal of incumbent management.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     GENERAL. Set forth below is a general description of certain federal income tax consequences to the Trust, and to the holders of common shares of the Trust, of the issuance by the Trust of a class of preferred shares. The description assumes that the Trust will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it did in its most recent fiscal year, so as to be relieved of federal income tax on net investment income and net capital gains distributed to shareholders. If the Trust were prohibited from paying dividends on its common shares by the asset coverage requirements of the preferred shares described above under "Description of Preferred Shares," its ability to meet the qualification requirements of the Code might be impaired. The Trust expects, however, that to the extent possible it would purchase or redeem preferred shares to maintain compliance with such asset coverage requirements. If the Trust failed to qualify for taxation as a regulated investment company under the Code in any taxable year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Trust would be required to recognize unrealized gains and make distributions of any undistributed earnings and profits (along with an interest charge) before re-qualifying for taxation as a regulated investment company.

     DEDUCTION FOR DIVIDENDS PAID BY THE TRUST. As a regulated investment company, the Trust is generally entitled to a deduction for dividends paid to its shareholders out of its ordinary income. Under Section 562(c) of the Code, a distribution will not qualify for the deduction for dividends paid unless the distribution is pro rata, with no preferences to any share of the Trust as compared with other shares of the same class, and with no preference to one class of shares as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference. The Trust intends to make distributions in a manner that will allow such distributions to qualify for the dividends-paid deduction.

VOTE REQUIRED

     Approval of this Proposal 2a requires an affirmative vote of a majority of the shares of the Trust voted at the Meeting. This proposal will not be adopted unless Proposal 2b is also adopted by shareholders.

PROPOSAL 2b: APPROVAL OF AMENDMENTS TO THE TRUST'S FUNDAMENTAL INVESTMENT
             POLICIES TO EXPAND ITS ABILITY TO ISSUE SENIOR SECURITIES

     The Board of Trustees has approved, subject to shareholder approval, amendments to the Trust's fundamental investment policies regarding the issuance of senior securities that would permit the Trust to issue a preferred class of shares. As discussed above, the Board of Trustees has determined that it would be in the best interests of the Trust and its shareholders to permit the Trust to issue a preferred class of shares. The change in investment policy on the issuance of senior securities will not change the Trust's investment objective or any of its other investment policies.

     The 1940 Act requires registered investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. These policies are often referred to as "fundamental policies." Included among the fundamental policies of the Trust are policies regarding the issuance of "senior securities," which includes, among other things, preferred classes of shares.

     The Trust's current fundamental policy on the issuance of senior securities is as follows:

          [The Trust may not] issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

     In addition, the Trust's fundamental investment policies provide that:

          [The Trust may not] make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3%, or such other percentage permitted by law, of the value of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

     As amended, the Trust's fundamental policies regarding the issuance of senior securities and borrowing would be as follows (language proposed to be deleted is stricken out and language proposed to be added is shown in italics):

          [The Trust may not] issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings , OR (IV) ISSUING A CLASS OR CLASSES OF PREFERRED SHARES IN AN AMOUNT NOT EXCEEDING 50%, OR SUCH OTHER PERCENTAGE PERMITTED BY LAW, OF THE TRUST'S TOTAL ASSETS LESS ALL LIABILITIES AND INDEBTEDNESS NOT REPRESENTED BY SENIOR SECURITIES.

and

          [The Trust may not] make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3% (50% IN THE CASE OF THE ISSUANCE OF A PREFERRED CLASS OF SHARES), or such other percentageS permitted by law, of the value of the Trust's total assets (including, WITH RESPECT TO BORROWINGS, the amount borrowed) less all liabilities other than borrowings (OR, IN THE CASE OF THE ISSUANCE OF SENIOR SECURITIES, LESS ALL LIABILITIES AND INDEBTEDNESS NOT REPRESENTED BY SENIOR SECURITIES).

     The proposed amendments are necessary in order for the Trust to issue a class of preferred shares.

VOTE REQUIRED

     Approval of this Proposal 2b requires an affirmative  vote of the lesser of
(i) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust. This proposal will not be adopted unless Proposal 2a is also adopted by shareholders.

PROPOSAL 2c: APPROVAL OF AMENDMENTS TO THE TRUST'S INVESTMENT MANAGEMENT
             AGREEMENT

     The Board of Trustees has approved, subject to shareholder approval, an amendment to the Trust's Investment Management Agreement with Pilgrim Investments. The proposed amendment provides that Pilgrim Investments will receive its current rate schedule based upon the "Managed Assets" of the Trust. "Managed Assets" is defined to mean the average daily gross asset value of the Trust, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares). Currently, Pilgrim Investments' fee is calculated based on the Trust's average daily net assets plus the proceeds of any outstanding borrowings, therefore, if a preferred class of shares were issued, Pilgrim Investments would receive no fee for managing all or most of the proceeds of the preferred shares. For accounting purposes, a liquidation preference attached to a preferred share is treated as a liability and would therefore be subtracted from assets of the Trust for purposes of calculating Pilgrim Investments' fee. If the proposed amendment to the Investment Management Agreement is adopted, Pilgrim Investments' fee will be determined based on the Trust's Managed Assets, which means that Pilgrim Investments would be compensated for managing the proceeds of a preferred shares offering. However, while the amount of the Trust's assets subject to Pilgrim Investment's fee will increase, the rate at which the fee is calculated will remain unchanged. The proposed Amendment to the Investment Management Agreement is attached to this Proxy Statement as Appendix D.

     In approving the amendment to the Investment Management Agreement, the Trustees, including those Trustees who are not "interested persons" of Pilgrim Investments or its affiliates, considered (i) the benefit to the Trust from the additional investment advisory services that Pilgrim Investments would be performing for the Trust, and (ii) the amount of compensation that Pilgrim Investments would receive pursuant to the amendment to the Investment Management Agreement. If the amendments to the Trust's Declaration of Trust described in Proposal 2a and the Trust's fundamental investment policies described in Proposal 2b are adopted, the Trust may issue one or more classes or series of preferred shares and would use the proceeds of the preferred shares for investment purposes. The Board of Trustees considered the fact that managing these investments will require Pilgrim Investments to provide additional services to the Trust. In particular, Pilgrim Investments would be required to analyze potential investment opportunities, and would have to monitor a larger investment portfolio. Thus, Pilgrim Investments would render additional services and expend greater resources. The Trustees noted that other investment companies with similar investment objectives that issue preferred classes or series of shares calculate fees paid to their investment advisers on the basis of Managed Assets under management. The Trustees gave particular weight to the potential benefit to shareholders of the issuance of a preferred class of shares and to the fact that the shareholders of the Trust would be receiving additional services from Pilgrim Investments in connection with the management of the proceeds of any such issuance.

THE INVESTMENT MANAGEMENT AGREEMENT

     The Investment Management Agreement, dated April 7, 1995, was initially approved by the shareholders of the Trust on April 4, 1995, and amendments to the Agreement were approved on May 2, 1996 and August 6, 1998. The amended Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of such parties, at a meeting held on August 2, 1999.

     The terms of the Investment Management Agreement other than those related to the amount of the fee will not be changed by the proposed Amendment.

     SERVICES. Pursuant to the Investment Management Agreement, Pilgrim Investments furnishes the Trust with investment advice and investment management and administrative services with respect to the Trust's assets, including making specific recommendations as to the purchase and sale of portfolio investments, furnishing requisite office space and personnel, and managing the Trust's investments subject to the ultimate supervision and direction of the Board of Trustees.

     LIABILITY OF THE INVESTMENT MANAGER. The Investment Management Agreement provides that Pilgrim Investments is not subject to liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Trust, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     TERMINATION. The Investment Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Pilgrim Investments upon sixty days' written notice to the Trust, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting shares of the Trust, upon sixty days' written notice to Pilgrim Investments.

     COMPENSATION. For its services under the Investment Management Agreement, Pilgrim Investments is paid a fee equal to 0.80% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings.

     Pilgrim Investments will reduce its aggregate fees for any fiscal year, or reimburse the Trust to the extent required, so that the Trust's expenses do not exceed the expense limitations applicable to the Trust under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are qualified for sale. The Trust believes that it currently is not subject to expense limitations under state law. The investment management fees incurred by the Trust for its most recent fiscal year ended February 29, 2000 were $13,076,669. The investment management fees would have been the same if the proposed amendment to the Investment Management Agreement had been in effect for the Trust's most recent fiscal year ended February 29, 2000.

EFFECT OF THE AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT

     The amendment to the Investment Management Agreement would increase the base of assets upon which Pilgrim Investments' fees are calculated by the amount of the proceeds raised from any issuance of preferred shares. Currently, the fees paid to Pilgrim Investments are based on the average daily net assets of the Trust, plus the proceeds of any borrowing, and thus would only include the proceeds of the issuance of preferred shares to the extent that the proceeds exceed the liquidation preference of the shares.

     RATE OF COMPENSATION UNDER THE AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT. The following table is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Trust should the proposed amendment to the Investment Management Agreement be adopted, as estimated by Pilgrim Investments:

                                                                 AFTER
                                                                PROPOSED
                                                CURRENT(1)     AMENDMENT(2)
                                                ----------     ------------
     Investment Management Fees (3)                 0.80%          0.80%
     Administration Fee (4)                         0.25%          0.25%
     Other Expenses (5)                             0.14%          0.12%
                                                --------       --------
     ANNUAL OPERATING EXPENSES                      1.19%          1.17%

----------
(1) Expenses calculated as a percentage of the Trust's net assets plus borrowings. Expense level based on the Trust's expenses for its fiscal year ending February 29, 2000, as adjusted for material changes. Adjustments include cessation of a waiver on a portion of the management fee. Assumes borrowing in the amount of $524,000,000 and no outstanding preferred shares.
(2) Expenses calculated as a percentage of the Trust's Managed Assets. Expenses estimated based upon "current expenses" as shown in the chart and assuming borrowing in the amount of $475,000,000 and the issuance of $450,000,000 in a preferred class of shares.
(3) The Investment Management Fee is equal to 0.80% of the average daily net assets of the Trust plus the proceeds of any outstanding borrowings. If the amendment to the Investment Management Agreement is adopted, the Investment Management Fee will be determined based on the Trust's Managed Assets. However, the rate at which fees are calculated will remain unchanged.
(4) Effective May 1, 2000, the Administration Fee is equal to an annual rate of 0.25% of the Trust's Managed Assets.
(5) Other expenses are based upon the Trust's fiscal year ended February 29, 2000, and does not include expenses of borrowing or expenses associated with the offer and sale of a preferred class of shares.

     EXAMPLE. Based upon the annual expenses as a percentage of net assets plus borrowings, assuming a 5% return and where the Trust has borrowed, an investor would pay the following expenses on a $10,000 investment:

        ONE YEAR         THREE YEARS        FIVE YEARS         TEN YEARS
        --------         -----------        ----------         ---------
         $ 121              $ 378              $ 654            $1,443

     EXAMPLE. Based upon the annual expenses as a percentage of Managed Assets, assuming 5% return and where the Trust has borrowed and issued a preferred class of shares, an investor would pay the following expenses on a $10,000 investment:

        ONE YEAR         THREE YEARS        FIVE YEARS         TEN YEARS
        --------         -----------        ----------         ---------
         $ 119              $ 372              $ 644            $1,420

     These hypothetical examples assume that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the Securities and Exchange Commission; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trusts' shares. (The foregoing example assumes that no front-end sales load or other fee is paid at the time of acquisition.)

     The forgoing examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

INFORMATION ABOUT PILGRIM INVESTMENTS

     Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of May 31, 2000, Pilgrim Investments managed over $15.9 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Pilgrim Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim Investment's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Pilgrim Investments does not act as investment adviser to any other registered investment companies with investment objectives and policies similar to those of the Trust. See Appendix E to this Proxy Statement for a list of the directors and principal executive officer of Pilgrim Investments. For its fiscal year ended February 29, 2000, the Trust paid fees to Pilgrim Investments, Pilgrim Group, Inc. and Pilgrim Securities, Inc. in the amounts of $13,076,669, $2,139,091 and $202,141, respectively.

VOTE REQUIRED

     Approval of this Proposal 2c requires an affirmative  vote of the lesser of
(i) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT
     TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS 2A, 2B AND 2C.

                                 PROPOSAL NO. 3
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

PROPOSAL 3a: APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT IF PROPOSAL 2C IS
             APPROVED BY SHAREHOLDERS

PROPOSAL 3b: APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT IF PROPOSAL 2C IS NOT
             APPROVED BY SHAREHOLDERS

     On April 30, 2000, ReliaStar entered into an agreement (the "Transaction") to be acquired by ING. As a result of this potential change in ownership, shareholders of the Trust are being asked to approve a new Investment Management Agreement (the "New Agreement") between the Trust and Pilgrim Investments. APPROVAL OF THE NEW AGREEMENT IS SOUGHT SO THAT THE MANAGEMENT OF THE TRUST CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT MANAGEMENT AGREEMENT (THE "CURRENT AGREEMENT") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION.

     Shareholders are being asked to vote on two versions of the Trust's Investment Management Agreement because it is unknown whether Proposal 2c will be approved by shareholders. In Proposal 3a, shareholders are asked to approve an Investment Management Agreement as amended by the Amendment proposed in Proposal 2c of this Proxy Statement. In Proposal 3b, shareholders are asked to approve an Investment Management Agreement which does not include the Amendment proposed in Proposal 2c. IF THE SHAREHOLDERS OF A TRUST APPROVE PROPOSAL 2C, ONLY PROPOSAL 3A WILL BE VOTED UPON AT THE MEETING. IF THE SHAREHOLDERS OF THE TRUST DO NOT APPROVE PROPOSAL 2C, ONLY PROPOSAL 3B WILL BE VOTED UPON AT THE MEETING.

     The Board of Trustees of the Trust recommends that shareholders vote "FOR" Proposals 3a and 3b.

GENERAL INFORMATION

     ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in The Hague, the Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the Transaction is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds, and certain Pilgrim Fund shareholder and regulatory approvals.

     In the Transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On April 30, 2000, the total number of shares of ReliaStar outstanding was 89,502,477.

     Pilgrim Investments is expected to remain intact after the Transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Trust as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

     The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Pilgrim Investments will remain a wholly-owned subsidiary of ReliaStar. The change in ownership of Pilgrim Investments resulting from this transaction may be deemed under the 1940 Act to be an assignment of the Current Agreement (or, if Proposal 2c has been approved by shareholders, an assignment of the Current Agreement as amended by the Amendment considered in Proposal 2c). The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between Pilgrim Investments and the Trust is proposed for approval by shareholders of the Trust.

     Pilgrim Investments and representatives of ING have advised the Trust that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Trust under the Current Agreement will continue to be responsible under the New Agreement. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Trust or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Trust.

     The Current Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreement or interested persons of such parties, at a Meeting held on August 2, 1999. Even though the Board of Trustees of the Trust was not required to reapprove the Current Agreement at the April 27, 2000 meeting, the Board reviewed at that meeting such information necessary to evaluate the terms of the Current Agreement. The shareholders of the Trust last approved the Current Agreement on October 26, 1999.

     At the June 13, 2000 meeting of the Board of Trustees of the Trust, the New Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Agreement or interested persons of such parties.

     If the New Agreement is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Trust (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Trust).

     If the shareholders of the Trust should fail to approve the New Agreement, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for the Trust under the Current Agreement.

THE TERMS OF THE NEW AGREEMENT

     PROPOSAL 3A. If Proposal 2c is approved, the terms of the New Agreement would be the same in all respects as that of the Trust's Current Agreement, as amended by the Amendment described in Proposal 2c. As described in Proposal 2c, the advisory fee paid to Pilgrim Investments would be equal to 0.80% of the Trust's Managed Assets. In all other respects the New Agreement would be the same as the Current Agreement. A Form of the New Agreement of the Trust, which would be amended to reflect the new advisory fee, is attached as Appendix F to this Proxy Statement.

     PROPOSAL 3B. If Proposal 2c is not approved, the terms of the New Agreement would be the same in all respects as that of the Current Agreement, except for the dates. A Form of the New Agreement of the Trust is attached as Appendix F to this Proxy Statement.

     IF THE SHAREHOLDERS OF THE TRUST APPROVE PROPOSAL 2C, ONLY PROPOSAL 3A WILL BE VOTED UPON AT THE MEETING. IF THE SHAREHOLDERS OF THE TRUST DO NOT APPROVE PROPOSAL 2C, ONLY PROPOSAL 3B WILL BE VOTED UPON AT THE MEETING.

     TERMS OF THE NEW AGREEMENT UNDER BOTH PROPOSAL 3A AND PROPOSAL 3B. The New Agreement would require Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Trust and to furnish advice and recommendations with respect to investment of the Trust's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also would provide investment research and analysis.

     Like the Current Agreement, the New Agreement would provide that Pilgrim Investments is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     The New Agreement could be terminated by the Trust without penalty upon not less than sixty (60) days notice by the Board of Trustees, by a vote of the holders of a majority of the Trust's outstanding shares voting as a single class, or by Pilgrim Investments. The New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT PILGRIM INVESTMENTS

     Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of May 31, 2000, Pilgrim Investments managed over $15.9 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to April 30, 2000, Pilgrim Advisors served as investment adviser to certain of the Pilgrim Funds. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim Investment's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Pilgrim Investments does not act as investment adviser to any other registered investment companies with investment objectives and policies similar to those of the Trust. See Appendix E to this Proxy Statement for a list of the directors and principal executive officer of Pilgrim Investments. For its fiscal year ended February 29, 2000, the Trust paid fees to Pilgrim Investments, Pilgrim Group, Inc. and Pilgrim Securities, Inc. in the amounts of $13,076,669, $2,139,091 and $202,141, respectively.

EVALUATION BY THE BOARD OF TRUSTEES

     In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments which included representations made by ING and met with a representative of ING. The independent Trustees were advised by independent legal counsel with respect to these matters.

     Information considered by the Trustees included, among other things, the following: (1) Pilgrim Investments' representation that is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Trust are expected to continue to manage the Trust after the Transaction closes; (2) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (3) that the compensation to be received by Pilgrim Investments under the New Agreement is the same as the compensation paid under the Current Agreement; (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure than an "unfair burden" (as defined in the 1940 Act) is not imposed on the Trust as a result of the Transaction; (5) the commonality of the terms and provisions of the New Agreement and Current Agreement; and (6) ING's financial strength and commitment to the advisory business.

     Further, the Board of Trustees reviewed its determinations reached at its meeting on August 2, 1999 and reviewed the supplemental information provided at its meeting on April 27, 2000 respecting the Current Agreement and, with respect to the Current Agreement, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreement; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreement; (3) the results achieved by Pilgrim Investments for the Trust; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments. The Board also considered the services provided by Pilgrim Group, Inc. as administrator to the Trust and the fees received by Pilgrim Group, Inc. for such services.

     Based upon its review, the Board determined that, by approving the New Agreement in Proposals 3a and 3b, the Trust can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreement is in the best interests of the Trust and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Agreement and voted to recommend approval of Proposals 3a and 3b by the Trust's shareholders.

     The effectiveness of Proposals 3a and 3b is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Trust pursuant to the Current Agreement. Furthermore, shareholder vote upon Proposals 3a and 3b is conditioned upon the result of the shareholder vote on Proposal 2c of this Proxy Statement. If Proposal 2c is approved by shareholders of the Trust, only Proposal 3a (and not Proposal 3b) shall be voted upon at the Meeting. If Proposal 2c is not approved by shareholders of the Trust, only Proposal 3b (and not Proposal 3a) shall be voted upon at the Meeting.

VOTE REQUIRED

     Approval of Proposals 3a and 3b requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT
       TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS 3A AND 3B.

                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     At a meeting of the Board of Trustees held on April 27, 2000, the Board, including a majority of Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who are members of the Audit Committee, selected KPMG LLP ("KPMG") to act as the independent auditors of the Trust for the fiscal year ending February 28, 2001.

     KPMG has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ending February 29, 1996 through February 29, 2000.

     KPMG has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of the Trust voted at the Meeting is required to ratify the selection of independent auditors.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT
            TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 4.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

     ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

VOTING RIGHTS

     Each share of beneficial interest of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on June 19, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Trust at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Trust had approximately 136,043,412 shares outstanding.

     A majority of the outstanding shares of the Trust on the Record Date, present in person or represented by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Trust, as of May 31, 2000, no current Trustee of the Trust owned 1% or more of the outstanding shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the shares of the Trust.

BENEFICIAL OWNERS

     As of May 31, 2000, no person, to the knowledge of the Trust, owned beneficially or of record more than 5% of the outstanding shares of the Trust.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about July 14, 2000. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call from SCC asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

EXPENSES

     The Trust will pay the expenses incurred by it in connection with Proposals 1, 2a, 2b, 2c, 4 and 5 of this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. Pilgrim Investments or an affiliate, or ING, will pay the expenses of the Trust in connection with Proposals 3a and 3b of this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. Proposals will be weighted equally for purposes of cost allocation.

ADVISER AND PRINCIPAL UNDERWRITER

     Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to the Trust. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for the Trust.

EXECUTIVE OFFICERS OF THE TRUST

     Officers of the Trust are elected by the Board of Trustees of the Trust and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the principal executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years.

      NAME AND AGE           POSITION WITH THE TRUST             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
      ------------           -----------------------             --------------------------------------------
Robert W. Stallings (51)  Chief    Executive    Officer   Chairman,   Chief  Executive   Officer  and  President  of
                          (since   April    1995)   and   Pilgrim  Group,  Inc.  (since  December  1994);  Chairman,
                          President and Chief Operating   Pilgrim  Investments,  Inc. and Pilgrim  Securities,  Inc.
                          Officer (since December 1999)   (since  December  1994);  President  and  Chief  Executive
                                                          Officer of Pilgrim  Funding,  Inc.  (since November 1999);
                                                          and  President  and Chief  Executive  Officer  of  Pilgrim
                                                          Capital   Corporation   (since   October   1999)  and  its
                                                          predecessors  (since August 1991).  Mr.  Stallings is also a Director,  Trustee, or a member of the Advisory Board of each of the funds managed by Pilgrim Investments.

James R. Reis (42)        Executive    Vice   President   Director,  Vice Chairman (since December 1994),  Executive
                          (since  April  1995),   Chief   Vice President  (since April 1995), and Director of Senior
                          Credit  Officer  (since  June   Lending  and   Structured   Finance  (since  April  1998),
                          1997) and Assistant Secretary   Pilgrim  Group,  Inc.  and Pilgrim  Investments,  Inc.;  a
                          (since April 1997)              Director  (since  December 1994) and Vice Chairman  (since
                                                          November 1995), Pilgrim Securities, Inc.;  Executive  Vice
                                                          President  (since  April  1995) and Assistant Secretary of
                                                          each   of  the  other  Pilgrim  Funds  (since  May  1997).
                                                          Presently serves  or  has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

      NAME AND AGE          POSITION WITH THE TRUST             PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
      ------------          -----------------------             --------------------------------------------
James M. Hennessy (51)   Executive   Vice    President   Executive  Vice  President  and Secretary  (since  October
                         (since    May    1998)    and   1999),  Pilgrim Capital  Corporation and its  predecessors
                         Secretary (since April 1995)    (since April 1998);  Executive Vice President (since April
                                                         1998) and  Secretary  (since April 1995),  Pilgrim  Group,
                                                         Inc., Pilgrim  Securities,  Inc. and Pilgrim  Investments,
                                                         Inc.;  Executive  Vice  President  (since  May  1998)  and
                                                         Secretary  (since  April  1995)  of  each  of the  Pilgrim
                                                         Funds.  Formerly  Senior  Vice  President  of  each of the
                                                         Pilgrim  Funds  (April  1995  -  April  1998).   Presently
                                                         serves or has served as an officer of other  affiliates of
                                                         Pilgrim Capital Corporation.

Daniel A. Norman (42)    Senior Vice  President (since   Senior Vice  President  of Pilgrim  Investments,  Inc. and
                         April 1995), Treasurer (since   Pilgrim   Securities,    Inc.   (since   December   1994).
                         June  1997),  and   Co-Senior   Presently  serves  or has  served as an  officer  of other
                         Portfolio   Manager    (since   affiliates of Pilgrim Capital Corporation.
                         December 1999)

Jeffrey A. Bakalar (42)  Senior Vice President  (since   Senior  Vice  President  of  Pilgrim  Investments,   Inc.
                         November 1999) and  Co-Senior   (since November 1999).
                         Portfolio   Manager    (since
                         December 1999)

Michael J. Roland (42)   Senior  Vice  President   and   Senior  Vice  President  and Chief  Financial  Officer  of
                         Principal   Financial Officer   Pilgrim  Group,  Inc.,  Pilgrim  Investments,  Inc.,   and
                         (since June 1998)               Pilgrim  Securities,  Inc.  (since June 1998); Senior Vice
                                                         President and Chief  Financial  Officer  (since June 1998)
                                                         of each of  the  Pilgrim  Funds.  Formerly  served in same
                                                         capacity  (January  1995 - April 1997).  Chief   Financial
                                                         Officer of Endeavor Group (April 1997 to June 1998).

Robert S. Naka (37)      Senior Vice  President (since   Senior  Vice  President  of  Pilgrim   Investments,   Inc.
                         November 1999) and  Assistant   (since  November  1999)  and Pilgrim  Group,  Inc.  (since
                         Secretary (since July 1996)     August  1999).   Senior  Vice   President  and   Assistant
                                                         Secretary  of  each of the Pilgrim  Funds.  Formerly  Vice
                                                         President  of  Pilgrim  Investments,  Inc.  (April  1997 -
                                                         October 1999) and  Pilgrim  Group,  Inc.  (February 1997 -
                                                         August  1999).   Formerly   Assistant  Vice  President  of
                                                         Pilgrim Group, Inc. (August 1995 - February 1997).

SHAREHOLDER PROPOSALS

     It is anticipated that the next annual meeting of the Trust will be held in June 2001. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices within a reasonable time before the Trust begins to print and mail the proxy materials and must comply with all other legal requirements in order to be included in the Trust's Proxy Statement and form of proxy for that meeting.

SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 : BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     U.S. securities laws require that the Trust's shareholders owning more than ten percent of the outstanding shares of the Trust, Trustees, and officers, as well as affiliated persons of the Trust's Investment Manager, report their ownership of the Trust's shares and any changes in that ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Securities Exchange Act of 1934. Officers, directors and greater than ten percent shareholders are required to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Trust or written representation from certain reporting persons that no Form 5's were required for those persons, the Trust believes that during the fiscal year ended February 29, 2000 all officers, directors, and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ James M. Hennessy

                                        JAMES M. HENNESSY, Secretary


July 14, 2000
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004

                                                                      APPENDIX A

                                  PILGRIM FUNDS
                             AUDIT COMMITTEE CHARTER
                            AS AMENDED APRIL 27, 2000

     The Audit Committees of each of the Board of Trustees/Directors of the Pilgrim Funds (each a "Fund," collectively, the "Funds") are established to oversee the financial reporting and internal accounting controls of the Funds. Each Committee shall have unrestricted access to the applicable Fund's Trustees/Directors, the independent auditors, Fund counsel, and the executive and financial management of the Fund and may meet with such persons without the participation of any other representatives of Fund management.

     Each Audit Committee shall be composed of independent ("disinterested") Trustees/Directors or Advisory Board Members of the Fund elected by the Board of the applicable Fund. The Audit Committee members shall appoint the chairperson.

     Each Audit Committee shall meet at least twice annually. Such meetings shall, unless otherwise determined by the Audit Committee members, include executive sessions outside the presence of the investment adviser to the Funds. Special meetings shall be called as circumstances require. Minutes of all meetings of each Audit Committee shall be submitted to the Board of Trustees/Directors of the relevant Fund.

     In furtherance of its responsibilities, each Committee shall:

     * Recommend to the Board the selection of an independent public accounting firm.

     * Review and recommend to the Board the approval of the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the committee will review such audit with the independent auditors, including any comments or recommendations.

     * Review the annual financial statements of the applicable Fund and significant accounting policies underlying the statements and their presentation to the public in the Annual Report.

     * Review with the applicable Fund's financial management and its independent public accountants the adequacy and effectiveness of internal controls and procedures and the quality of the staff implementing these controls and procedures.

     * Review and recommend appropriate action with respect to any matter brought to its attention within the scope of its duties.

     * Consider and take steps to implement such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

                                                                      APPENDIX B

                                    ADDENDUM
                                     TO THE
                             AUDIT COMMITTEE CHARTER
                                 WITH RESPECT TO
                            PILGRIM PRIME RATE TRUST

     As an issuer listed on the New York Stock Exchange ("NYSE"), Pilgrim Prime Rate Trust ("PPR") is required to comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Accordingly, the Board of Trustees of PPR has adopted this Addendum ("Addendum") to the Audit Committee Charter which sets forth additional requirements for the Audit Committee ("Committee") of PPR.

     1. The Committee shall review and reassess the adequacy of the Audit Committee Charter and this Addendum on an annual basis.

     2.   The purpose of this Addendum is to specify that:

          (a)  the independent public accounting firm (the "Auditor") for PPR is
               ultimately   accountable   to  the  Board  of  Trustees  and  the
               Committee;

          (b) the Committee and the Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Auditor (or to nominate the Auditor to be proposed for shareholder approval in any proxy statement);

          (c) the Committee is responsible for ensuring that the Auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the Auditor and PPR; and

          (d) the Committee is responsible for reviewing with the Auditor any disclosed relationships or services that may impact the objectivity and independence of the Auditor. The Committee shall also recommend that the Board of Trustees take appropriate action in response to the Auditor's report to satisfy itself of the Auditor's independence.

     3.   Committee Composition and Expertise Requirements.

          (a)  The  Committee  shall  consists  of at  least  three  independent
               Trustees, all of whom have no relationship with PPR that may interfere with the exercise of their independence from management and PPR. The members of the Committee also shall meet the requirements for "independence" as provided in Rule 303.01(B)(3) of the NYSE Listed Company Manual.

          (b) Each member of the Committee shall be "financially literate" as that term is interpreted by the Board of Trustees in its business judgment, or must become "financially literate" within a reasonable period of time after his or her appointment to the Committee.

          (c) At least one member of the Committee shall have accounting or related financial management expertise, as that the Board of Trustees may interpret that qualification in its business judgment.

     4. PPR shall provide a "Written Affirmation" to the NYSE at the time of any changes in the composition of the Committee, as well as on an annual basis within one month of PPR's annual shareholder meeting regarding:

          (a) Any determination that PPR's Board of Trustees has made regarding the independence of Trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual;

          (b)  The financial literacy of the Committee members;

          (c) The determination that at least one of the Committee members has accounting or related financial management expertise; and

          (d) The annual review and reassessment of the adequacy of the Audit Committee Charter and the Addendum.

                                                                      APPENDIX C

     Text of Proposed Amendments to Provisions of the Trust's Agreement and Declaration of Trust (language proposed to be deleted is shown in brackets and language proposed to be added is shown in italics).

     Subsection (c) of Section 2 of Article I of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          (c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one CLASS OR series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each CLASS OR series of Shares shall be divided from time to time;

     Subsections (g) and (h) of Section 2 of Article I of the Agreement and Declaration of Trust are amended to read in their entirety, and new subsections
(i), (j), (k) and (l) are added immediately thereafter, as follows:

          (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; [and]

          (h) "By-laws" shall mean the By-laws of the Trust as amended from time to time[.];

          (I) "STATEMENT" SHALL MEAN THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF AUCTION RATE CUMULATIVE PREFERRED SHARES;

          (J) THE TERM "CLASS" OR "CLASS OF SHARES" REFERS TO THE DIVISION OF SHARES INTO TWO OR MORE CLASSES AS PROVIDED IN ARTICLE III, SECTION 1 HEREOF;

          (K) THE TERM "SERIES" OR "SERIES OF SHARES" REFERS TO THE DIVISION OF SHARES REPRESENTING ANY CLASS INTO TWO OR MORE SERIES AS PROVIDED IN
     ARTICLE III, SECTION 1 HEREOF; AND

          (L) THE "1940 ACT" SHALL MEAN THE INVESTMENT COMPANY ACT OF 1940.

     Sections 1 and 2 of Article III of the Agreement and Declaration of Trust are amended to read in their entirety as follows:

          SECTION 1. DIVISION OF BENEFICIAL INTEREST. The Shares of the Trust shall be issued in one or more [series] CLASSES OF SHARES (WHICH CLASSES MAY BE DIVIDED INTO TWO OR MORE SERIES) as the Trustees may, without shareholder approval, authorize. SUBJECT TO THE FOREGOING, SHARES OF EACH SUCH CLASS OR SERIES SHALL HAVE SUCH PREFERENCES, VOTING POWERS, TERMS OF REDEMPTION, IF ANY, AND SPECIAL OR RELATIVE RIGHTS OR PRIVILEGES (INCLUDING CONVERSION RIGHTS, IF ANY) AS THE TRUSTEES MAY DETERMINE AND AS SHALL BE SET FORTH IN THE BY-LAWS OR THE STATEMENT ESTABLISHING THE TERMS OF ANY SUCH CLASS OR SERIES; PROVIDED, HOWEVER, THAT TO THE EXTENT REQUIRED BY THE 1940 ACT NO SUCH SERIES SHALL HAVE A PREFERENCE OR PRIORITY OVER ANY OTHER SERIES WITHIN ITS CLASS UPON THE DISTRIBUTION OF ASSETS OR IN RESPECT OF PAYMENT OF DIVIDENDS; AND PROVIDED, FURTHER, THE BY-LAWS OR THE STATEMENT SHALL SET FORTH SUCH OTHER TERMS AND CONDITIONS AS MAY BE REQUIRED BY THE 1940 ACT WITH RESPECT TO STOCK WHICH IS A SENIOR SECURITY. [Each series shall be preferred over all other series in respect of the assets allocated to that series.] The beneficial interest in each CLASS OR series shall at all times be divided into Shares, without par value, each of which shall represent an equal proportionate interest in [the] THAT CLASS OR series with each other Share of the same CLASS OR series, none having priority or preference over another. The number of Shares OF EACH CLASS OR SERIES authorized shall be unlimited, EXCEPT AS THE BY-LAWS MAY OTHERWISE PROVIDE, AND THE SHARES SO AUTHORIZED MAY BE REPRESENTED IN PART BY FRACTIONAL SHARES. The Trustees may from time to time divide or combine the Shares OF ANY CLASS OR SERIES into a greater or lesser number without thereby changing the proportionate beneficial interests in the CLASS OR series.

          SECTION 2. OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each CLASS OR series and as to the number of Shares of each CLASS OR series held from time to time by each Shareholder.

     The second paragraph of Section 3 of Article III of the Agreement and Declaration of Trust is deleted in its entirety as follows:

          [All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sales, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred as "assets of" such series.]

     Section 1 of Article IV of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 1. ELECTION. The persons who shall act as Trustees until the first annual meeting or until their successors are duly chosen and qualify are the initial Trustees executing this Agreement and Declaration of Trust or any counterpart thereof. The number of Trustees shall be as provided in the [Bylaws] BY-LAWS or as fixed from time to time by the Trustees. The [s] Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose [.] BY A VOTE, AND IN ACCORDANCE WITH THE PROCEDURES, AS SET FORTH IN THE BY-LAWS AND IN COMPLIANCE WITH THE PROVISIONS OF THE 1940 ACT WITH RESPECT TO A CLASS OF SENIOR SECURITIES WHICH ARE STOCK TO THE EXTENT IT REQUIRES THAT A SPECIFIED NUMBER OF TRUSTEES BE ELECTED BY THE HOLDERS OF THE CLASS OF SENIOR SECURITIES. Each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

     The first paragraph of Section 3 of Article IV of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 3. POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-laws do not reserve that right to the Shareholders[;] OF ONE OR MORE CLASSES OR SERIES. THE TRUSTEES [they] may enlarge or reduce their number[,] AND, SUBJECT TO THE VOTING POWER OF ONE OR MORE CLASSES OR SERIES OF SHARES AS SET FORTH IN THE BY-LAWS, THE TRUSTEES may fill vacancies in their number, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the
     Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

     Subsection (g) of Section 3 of Article IV of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          (g) To allocate assets, liabilities and expenses of the Trust to a particular CLASS OR series of Shares or to apportion the same among two or more CLASSES OR series [, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series];

     Sections 4 and 5 of Article IV of the Agreement and Declaration of Trust are amended to read in their entirety as follows:

          SECTION 4. PAYMENT OF EXPENSES BY TRUST. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly our of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, any investment adviser, manager, or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. [, provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular series of Shares as determined by the Trustees, shall be payable solely out of the assets of that series.]

          SECTION 5. OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of [each series of Shares and of] the Trust shall at all times be considered as vested in the Trustees.

     Section 1 of Article VI of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 1. DISTRIBUTIONS. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders [of each series] such income and capital gains [relating to such series], accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices AND SUBJECT TO THE PREFERENCES, SPECIAL OR RELATIVE RIGHTS AND PRIVILEGES OF THE VARIOUS CLASSES OR SERIES OF SHARES, AS PERMITTED BY THE 1940 ACT. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income [of EACH series] shall be distributed pro rata to Shareholders of a CLASS OR series in proportion to the number of Shares of such CLASS OR series held by each of them. Such distributions shall be made in cash or Shares or a combination thereof as determined by the Trustees. Any such distribution paid in Shares of a CLASS OR series will be paid at the net asset value thereof as determined in accordance with the [Bylaws] BY-LAWS.

     Section 3 of Article VI of the Agreement and Declaration of Trust is deleted in its entirety as follows:

          [SECTION 3. DIVIDENDS, DISTRIBUTIONS AND REPURCHASES. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any repurchase of, the Shares of any series shall be effected by the Trust other than from the assets allocated to such series.]

     Section 4 of Article VIII of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability[, but only] out of the assets of the [particular series of Shares of which he or she is or was a Shareholder.] TRUST.

     The first paragraph of Section 1 of Article IX of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 1. TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. All persons extending credit to, contracting with or having any claim against the Trust or a particular CLASS OR series of Shares shall look only to the assets of the Trust [or the assets allocated to that particular series of Shares] for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of wilLful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

     Section 4 of Article IX of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 4. DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the [t] Trust shall continue without limitation of time. EXCEPT TO THE EXTENT THAT THE BY-LAWS OR APPLICABLE LAW, INCLUDING THE 1940 ACT, MAY REQUIRE A HIGHER VOTE OR THE SEPARATE VOTE OF ONE OR MORE CLASSES OR SERIES OF SHARES, [T] The Trust may be terminated at any time by the vote of Shareholders holding [at least] a majority of the Shares of ALL CLASSES [each series] entitled to vote, VOTING TOGETHER AS ONE CLASS, or by the VOTE OF A MAJORITY OF THE Trustees AND by written notice to the Shareholders. [Any series of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.]

          Upon termination of the Trust [or of any one or more series of Shares], after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular CLASS OR series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of [the] EACH CLASS OR series [involved], ratably according to the number of Shares of such CLASS OR series held by the several Shareholders of such CLASS OR series on the date of termination.

     Section 7 of Article IX of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

          SECTION 7. AMENDMENTS. EXCEPT TO THE EXTENT THAT THE BY-LAWS OR APPLICABLE LAW, INCLUDING THE 1940 ACT, MAY REQUIRE A HIGHER VOTE OR THE SEPARATE VOTE OF ONE OR MORE CLASSES OR SERIES OF SHARES, [T] This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the [then] Trustees when authorized to do so by THE vote of Shareholders holding a majority of the Shares of ALL CLASSES [each series] entitled to vote, VOTING TOGETHER AS ONE CLASS. [except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by the vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required.] Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require the authorization by Shareholder vote.

                                                                      APPENDIX D

                        AMENDMENT TO AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

     The INVESTMENT MANAGEMENT AGREEMENT made as of the 7th day of April, 1995, as amended on the 2nd day of May, 1996, restated on the 7th day of April, 1997, amended on the 6th day of August, 1998 and restated on the 2nd day of August, 1999, by and between PILGRIM PRIME RATE TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Trust"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager"), is hereby amended as set forth in this Amendment to the Investment Management Agreement, which is made as of the _____ day of ________, 2000.

                               W I T N E S S E T H

     WHEREAS,  the  Trust  is  a  closed-end   management   investment  company,
registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Trust and the Manager wish to amend the Investment Management Agreement as provided below.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises in the Investment Management Agreement, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

          1. Section 8(a) of the Investment Management Agreement is amended by replacing the language thereof with the following paragraph:

               8. (a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .80% of the Managed Assets of the Trust. For purposes of this Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

          2. This Amendment shall become effective as of the date indicated above provided that it has been approved by the shareholders of the Trust at a meeting held for that purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested by their duly authorized officers, on the day and year first above written.


                                        PILGRIM PRIME RATE TRUST


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------         ----------------------------------


                                        PILGRIM INVESTMENTS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------         ----------------------------------

                                                                      APPENDIX E

     Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                                POSITION WITH
     NAME AND AGE            PILGRIM INVESTMENTS             PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
     ------------            -------------------             -----------------------------------------------
Robert W. Stallings (51)  Chairman of the Board of   Chairman,  Chief  Executive  Officer  and  President  of Pilgrim
                          Directors                  Group,   Inc.   (since   December   1994);   Chairman,   Pilgrim
                                                     Investments,  Inc. and Pilgrim Securities,  Inc. (since December
                                                     1994);   President  and  Chief  Executive   Officer  of  Pilgrim
                                                     Funding,  Inc. (since  November  1999);  and President and Chief
                                                     Executive Officer of Pilgrim Capital  Corporation (since October
                                                     1999) and its  predecessors  (since August 1991).  Mr. Stallings is also a Director,  Trustee,  or a member of the Advisory Board of each of the funds managed by Pilgrim Investments.

James R. Reis (42)        Director, Vice Chairman,   Director,  Vice Chairman (since  December 1994),  Executive Vice
                          Executive Vice President   President  (since  April 1995),  and Director of Senior  Lending
                          and Director of Senior     Structured  Finance (since April 1998),  Pilgrim Group, Inc. and
                          Lending and Structured     Pilgrim Investments,  Inc.; a Director (since December 1994) and
                          Finance                    Vice Chairman (since November 1995),  Pilgrim Securities,  Inc.;
                                                     Executive  Vice  President  (since  April  1995)  and  Assistant
                                                     Secretary of each of the other  Pilgrim  Funds (since May 1997).
                                                     Presently  serves or has  served as an officer  or  director  of other affiliates of Pilgrim Capital Corporation.

Stanley D. Vyner (49)     President and Chief        Executive  Vice  President  of most of the Pilgrim  Funds (since
                          Executive Officer          July 1996).  Formerly Chief Executive  Officer  (November 1993 -
                                                     December 1995) HSBC Asset Management Americas, Inc.

                                                                      APPENDIX F

                          FORM OF AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

     THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of ________ 2000, by and between PILGRIM PRIME RATE TRUST, a Massachusetts Business Trust (hereinafter called the "Trust"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS,  the  Trust  is  a  closed-end   management   investment  company,
registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render investment advice and investment management services to the Trust pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

          1. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Trust, subject to the supervision and direction of the Trust's Board of Trustees. The Manager shall, as part of its duties hereunder (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) permit its officers and employees to serve without compensation as Trustees of the Trust if elected to such positions and (iv) in general superintend and manage the investment of the Trust, subject to the ultimate supervision and direction to the Trust's Board of Trustees.

          2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

          3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Trust, in the preparation of reports and information, and in the management of the Trust's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

          5. The Trust will from time to time furnish to the Manager detailed statements of the investments and assets of the Trust and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such information as the Manager may reasonably request.

          6. Whenever the Manager has determined that the Trust should tender securities pursuant to a "tender offer solicitation" the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expenses or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust shall enter into an Agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

          7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Trust shall be responsible for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the sale, issuance, registration, and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; salaries of officers and fees and expenses of trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounts fees; the fees of any trade associations of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

          8. (a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .80% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings.

               (b) The management fee shall be accrued daily by the Trust and paid to the Manager at the end of each calendar month.

               (c) If, for any fiscal year, the expenses borne by the Trust, including the investment advisory fee, but excluding brokerage commissions and fees, taxes, interest and to the extent permitted, any extraordinary expenses such as litigation and non-recurring expenses, would exceed the expense limitations applicable to the Trust imposed by the securities laws or regulations thereunder of any state in which the Trust's shares are qualified for sale, the Manager agrees to reduce its fee or reimburse the Trust for all such excess expenses exceeding such limitation no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

               (d) The management fee payable by the Trust hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

          9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Trust. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof.

          10. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Indenture or applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

          11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by the Trust.

               (b)  Notwithstanding   the  foregoing,   the  Manager  agrees  to
     reimburse  the Trust  for any and all  costs,  expenses,  and  counsel  and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holding of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings including any applications for exemptions or determinations by the Securities and Exchange Commission which the Trust incurs as the result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures
     (i) is directly or indirectly related to any transaction or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior express approval of the Trust's Board of Trustees; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a Trust shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Trust therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Trust for costs, expenses, or damages the Trust may hereinafter incur which are not reimbursable to it hereunder.

               (c) No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

          12. This Agreement shall become effective on the date first written above, subject to the condition that the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act of 1940) of the Manager, and the shareholders of the Trust, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this

     Agreement, and shall continue in effect from year to year thereafter so long as such continuation is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

          13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Trust.

          14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

          15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

          16. The term "majority of the outstanding voting securities" of the Trust shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

          17. In consideration of the execution of this Agreement, the Manager on behalf of its sole shareholder, Pilgrim Group, Inc., hereby grants to the Trust the right to use the name "Pilgrim" as part of its name. The Manager on behalf of its sole shareholder, Pilgrim Group, Inc., reserves the right to grant to others the right to use the name "Pilgrim" including to any other investment company. The Trust agrees that in the event this Agreement is terminated, the Trust shall immediately take such steps as are necessary to amend its name and remove the reference to "Pilgrim."

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.


                                        PILGRIM PRIME RATE TRUST


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------         ----------------------------------


                                        PILGRIM INVESTMENTS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------

Title:                                  Title:
       ------------------------------         ----------------------------------

                            PILGRIM PRIME RATE TRUST

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by the undersigned at the Annual Meeting of Shareholders of Pilgrim Prime Rate Trust to be held at 8:00 a.m., local time, on August 25, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

To vote, mark blocks below in blue or black ink as follows:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



1. To elect eleven Trustees.     For All        Withhold All      For All Except
                                  [ ]               [ ]                [ ]

Nominees: 01) Al Burton         05) Walter H. May        09) Robert W. Stallings
          02) Paul S. Doherty   06) Jock Patton          10) John G. Turner
          03) Robert B. Goode   07) David W. C. Putnam   11) David W. Wallace
          04) Alan L. Gosule    08) John R. Smith

        TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

        -----------------------------------------------------------

2a.     To approve amendments to the Trust's Agreement and               For       Against     Abstain
        Declaration of Trust in connection  with the Trust's ability     [ ]         [ ]         [ ]
        to issue a preferred class of shares.

2b.     To approve amendments to the Trust's fundamental investment      For       Against     Abstain
        policies in connection with the Trust's ability to issue a       [ ]         [ ]         [ ]
        preferred class of shares.

2c.     To approve amendments to the Investment Management Agreement     For       Against     Abstain
        between the Trust and Pilgrim Investments in connection with     [ ]         [ ]         [ ]
        the Trust's ability to issue a preferred class of shares.

3a.     To approve a new Investment Management Agreement between the     For       Against     Abstain
        Trust and Pilgrim Investments to reflect the acquisition of      [ ]         [ ]         [ ]
        Pilgrim Investments by ING, assuming Proposal 2c has been
        approved by shareholders.

3b.     To approve a new Investment Management Agreement between the     For       Against     Abstain
        Trust and Pilgrim Investments to reflect the acquisition of      [ ]         [ ]         [ ]
        Pilgrim Investments by ING, assuming Proposal 2c has not been approved by shareholders.

4.      To ratify the appointment of KPMG LLP as independent             For       Against     Abstain
        auditors for the Trust for the fiscal year ending February       [ ]         [ ]         [ ]
        28, 2001.

5.      To transact such other business as may properly come before      For       Against     Abstain
        the Meeting of Shareholders or any adjournments thereof.         [ ]         [ ]         [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------                              -------------------
Signature                                                    Date


-------------------------------                              -------------------
Signature (if held jointly)                                  Date